Janus Henderson Sustainable Multi-Asset Allocation Fund

Schedule of Investments (unaudited)

September 30, 2022

Shares		Value
Investment Companies£– 101.7%
Exchange-Traded Funds (ETFs) – 96.5%
Janus Henderson International Sustainable Equity	9,853	$142,083
Janus Henderson Net Zero Transition Resources	4,741	95,913
Janus Henderson Sustainable & Impact Core Bond	7,687	320,843
Janus Henderson Sustainable Corporate Bond	2,231	88,402
Janus Henderson U.S. Sustainable Equity	16,663	294,430
		941,671
Money Markets – 5.2%
Janus Henderson Cash Liquidity Fund LLC, 2.8879%ºº	50,365	50,370
Total Investments (total cost $1,092,992) – 101.7%		992,041
Liabilities, net of Cash, Receivables and Other Assets – (1.7)%		(16,834)
Net Assets – 100%		$975,207

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Capital Gain Distributions from Underlying Funds	Change in Unrealized Appreciation/ Depreciation	Value at 9/30/22
Investment Companies - 101.7%
Exchange-Traded Funds (ETFs) - 96.5%
Janus Henderson International Sustainable Equity	$334	$-	$-	$(23,420)	$142,083
Janus Henderson Net Zero Transition Resources	147	-	-	(13,626)	95,913
Janus Henderson Sustainable & Impact Core Bond	367	-	-	(15,189)	320,843
Janus Henderson Sustainable Corporate Bond	128	-	-	(5,293)	88,402
Janus Henderson U.S. Sustainable Equity	163	-	-	(43,423)	294,430
Total Exchange-Traded Funds (ETFs)	$1,139	$-	$-	$(100,951)	$941,671
Money Markets - 5.2%
Janus Henderson Cash Liquidity Fund LLC, 2.8879%ºº	372	(6)	-	-	50,370
Total Affiliated Investments - 101.7%	$1,511	$(6)	$-	$(100,951)	$992,041

	Value at 6/30/22	Purchases	Sales Proceeds	Value at 9/30/22
Investment Companies - 101.7%
Exchange-Traded Funds (ETFs) - 96.6%
Janus Henderson International Sustainable Equity	-	165,503	-	142,083
Janus Henderson Net Zero Transition Resources	-	109,539	-	95,913
Janus Henderson Sustainable & Impact Core Bond	-	336,032	-	320,843
Janus Henderson Sustainable Corporate Bond	-	93,695	-	88,402
Janus Henderson U.S. Sustainable Equity	-	337,853	-	294,430
Money Markets - 5.2%
Janus Henderson Cash Liquidity Fund LLC, 2.8879%ºº	-	966,353	(915,977)	50,370

Notes to Schedule of Investments (unaudited)

ETF	Exchange-Traded Fund
LLC	Limited Liability Company

ºº	Rate shown is the 7-day yield as of September 30, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of September 30, 2022.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Investment Companies	$941,671	$50,370	$-

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds. There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of September 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-25-70493 11-22